UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

Target Corporation
(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Nicollet Mall,	Minneapolis,	Minnesota	55403
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (612) 304-6073

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0833 per share	TGT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 11, 2025, Target Corporation (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company's shareholders voted on the four proposals described below.

The final voting results, including the votes used to determine the results for each proposal under the applicable approval standard (as indicated by the borders), are set forth below.

1.The shareholders elected twelve nominees as directors for a one-year term:

	For		Against			Broker
Nominee	Shares	%	Shares	%	Abstain	Non-Votes
David P. Abney	324,236,477	99.3	2,445,557	0.7	3,232,183	61,295,138
Douglas M. Baker, Jr.	316,917,684	97.0	9,766,423	3.0	3,230,110	61,295,138
George S. Barrett	316,171,613	96.8	10,554,905	3.2	3,187,699	61,295,138
Gail K. Boudreaux	324,064,138	99.2	2,656,437	0.8	3,193,642	61,295,138
Brian C. Cornell	296,138,654	91.0	29,409,732	9.0	4,365,831	61,295,138
Robert L. Edwards	323,495,310	99.0	3,223,142	1.0	3,195,765	61,295,138
Donald R. Knauss	322,806,791	98.8	3,854,478	1.2	3,252,948	61,295,138
Christine A. Leahy	314,634,737	96.4	11,901,521	3.6	3,377,959	61,295,138
Monica C. Lozano	314,455,361	96.3	12,095,477	3.7	3,363,379	61,295,138
Grace Puma	324,797,771	99.4	1,938,997	0.6	3,177,449	61,295,138
Derica W. Rice	314,566,337	96.3	12,123,757	3.7	3,224,123	61,295,138
Dmitri L. Stockton	311,640,215	95.5	14,849,612	4.5	3,424,390	61,295,138

2.The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2025:

For:	Shares	365,039,029
	%	93.3
Against:	Shares	24,995,761
	%	6.4
Abstain:	Shares	1,174,565
	%	0.3

3.The shareholders approved, on an advisory basis, the Company's executive compensation:

For:	Shares	302,870,549
	%	92.2
Against:	Shares	25,596,441
	%	7.8
Abstain:	Shares	1,447,227
Broker Non-Votes:	Shares	61,295,138

4.The shareholders did not approve a shareholder proposal requesting a report on how affirmative action initiatives impact Target's risks related to actual and perceived discrimination:

For:	Shares	23,337,004
	%	7.1
Against:	Shares	302,031,470
	%	91.5
Abstain:	Shares	4,545,743
	%	1.4
Broker Non-Votes:	Shares	61,295,138

For purposes of determining the level of support needed for a shareholder to be eligible to resubmit a shareholder proposal in a following year under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the Securities and Exchange Commission uses a simple majority standard that compares votes cast “For” to votes cast “Against” an item (which gives abstentions “No effect”). Under that simple majority standard, Item 4 received support of 7.2%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: June 13, 2025	/s/ David L. Donlin
Name: David L. Donlin
Title: Vice President, Corporate Secretary and Interim General Counsel